[SHIP LOGO VANGUARD /(R)/]


VANGUARD(/R/)EXPLORER(/TM/)FUND

SUPPLEMENT TO THE PROSPECTUS DATED FEBRUARY 28, 2007

IMPORTANT CHANGE TO VANGUARD EXPLORER FUND

NEW MANAGER JOINS INVESTMENT ADVISORY TEAM
The board of trustees of Vanguard Explorer Fund has added AXA Rosenberg Investment Management LLC (AXA Rosenberg) to the Fund's investment advisory team. Effective immediately, AXA Rosenberg will manage a modest portion of the Fund's assets (approximately 10%).

AXA Rosenberg and the Fund's other investment advisors independently select and maintain separate portfolios of common stocks for the Fund. The Fund's board of trustees designates the proportion of Fund assets to be managed by each advisor and may change these proportions at any time.

INVESTMENT OBJECTIVE, PRIMARY INVESTMENT STRATEGIES, PRIMARY RISKS, AND FEES AND EXPENSES
The Fund's investment objective, primary investment strategies, and primary risks will not change. The addition of AXA Rosenberg is not expected to cause a material increase in the Fund's fees or expenses for the current fiscal year.

PROSPECTUS TEXT CHANGES
The prospectus is revised as follows:

In the Fund Profile section, under "Additional Information," the following is added to "Investment Advisors":

o AXA ROSENBERG INVESTMENT MANAGEMENT LLC, Orinda, Calif., since 2007

In the More on the Fund section under "Security Selection," the following text is added:

AXA ROSENBERG INVESTMENT MANAGEMENT LLC (AXA Rosenberg), which manages approximately 10% of the Fund's assets, constructs a portfolio of common stocks based on fundamental analysis using a two-part quantitative model: a valuation model and an earnings forecast model. The valuation model seeks to identify the fair value of a stock using a sum-of-the-parts technique. The sum of a company's parts is then compared to the current stock price to determine whether the stock appears to be under- or overvalued by the market. The earnings forecast model seeks to identify companies that are expected to have superior, year-ahead earnings. A mix of fundamental indicators (e.g., profitability measures) and indicators from market participants (e.g., analyst forecasts) is combined to generate a forecast of next year's earnings for a company. The output of the two models is combined to form a single predicted return for each company that AXA Rosenberg covers. The predicted returns are fed into a risk model that maximizes the portfolio's expected return while minimizing common factor differences versus the benchmark index. Each stock is compared with its next-best alternative, taking into account round-trip trading costs. AXA Rosenberg optimizes its portfolio against the Russell 2500 Growth Index, the benchmark for the Fund.

The following text is added to the Investment Advisors section:

AXA ROSENBERG INVESTMENT MANAGEMENT LLC, 4 Orinda Way, Building E, Orinda, CA 94563, is an investment advisory firm founded in 1985. As of April 30, 2007, AXA Rosenberg managed approximately $120 billion in assets.

In addition, the first sentence after the list is replaced with the following text:

The Fund pays six of its investment advisors--Granahan, Wellington Management, GMO, Chartwell, Kalmar, and AXA Rosenberg--on a quarterly basis.

In the Plain Talk((R))titled "The Fund's Portfolio Managers," the following text is added immediately following the paragraph about Mr. Draper:

WILLIAM E. RICKS, Americas Chief Executive and Chief Investment Officer at AXA Rosenberg. He has worked in investment management with AXA Rosenberg since 1989 and has managed a portion of the Fund since June 2007. Education: B.S., University of New Orleans; Ph.D., University of California, Berkeley.



(C)2007 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                        PS24 062007

                                                     [SHIP LOGO VANGUARD /(R)/]


VANGUARD(/R/)EXPLORER(/TM/)FUND

SUPPLEMENT TO THE PROSPECTUS DATED FEBRUARY 28, 2007

IMPORTANT CHANGE TO VANGUARD EXPLORER FUND

NEW MANAGER JOINS INVESTMENT ADVISORY TEAM
The board of trustees of Vanguard Explorer Fund has added AXA Rosenberg Investment Management LLC (AXA Rosenberg) to the Fund's investment advisory team. Effective immediately, AXA Rosenberg will manage a modest portion of the Fund's assets (approximately 10%).

AXA Rosenberg and the Fund's other investment advisors independently select and maintain separate portfolios of common stocks for the Fund. The Fund's board of trustees designates the proportion of Fund assets to be managed by each advisor and may change these proportions at any time.

INVESTMENT OBJECTIVE, PRIMARY INVESTMENT STRATEGIES, PRIMARY RISKS, AND FEES AND EXPENSES
The Fund's investment objective, primary investment strategies, and primary risks will not change. The addition of AXA Rosenberg is not expected to cause a material increase in the Fund's fees or expenses for the current fiscal year.

PROSPECTUS TEXT CHANGES
The prospectus is revised as follows:

In the Fund Profile section, under "Additional Information," the following is added to "Investment Advisors":

o AXA ROSENBERG INVESTMENT MANAGEMENT LLC, Orinda, Calif., since 2007

In the More on the Fund section under "Security Selection," the following text is added:

AXA ROSENBERG INVESTMENT MANAGEMENT LLC (AXA Rosenberg), which manages approximately 10% of the Fund's assets, constructs a portfolio of common stocks based on fundamental analysis using a two-part quantitative model: a valuation model and an earnings forecast model. The valuation model seeks to identify the fair value of a stock using a sum-of-the-parts technique. The sum of a company's parts is then compared to the current stock price to determine whether the stock appears to be under- or overvalued by the market. The earnings forecast model seeks to identify companies that are expected to have superior, year-ahead earnings. A mix of fundamental indicators (e.g., profitability measures) and indicators from market participants (e.g., analyst forecasts) is combined to generate a forecast of next year's earnings for a company. The output of the two models is combined to form a single predicted return for each company that AXA Rosenberg covers. The predicted returns are fed into a risk model that maximizes the portfolio's expected return while minimizing common factor differences versus the benchmark index. Each stock is compared with its next-best alternative, taking into account round-trip trading costs. AXA Rosenberg optimizes its portfolio against the Russell 2500 Growth Index, the benchmark for the Fund.

The following text is added to the Investment Advisors section:

AXA ROSENBERG INVESTMENT MANAGEMENT LLC, 4 Orinda Way, Building E, Orinda, CA 94563, is an investment advisory firm founded in 1985. As of April 30, 2007, AXA Rosenberg managed approximately $120 billion in assets.

In addition, the first sentence after the list is replaced with the following text:

The Fund pays six of its investment advisors--Granahan, Wellington Management, GMO, Chartwell, Kalmar, and AXA Rosenberg--on a quarterly basis.

In the Plain Talk((R))titled "The Fund's Portfolio Managers," the following text is added immediately following the paragraph about Mr. Draper:

WILLIAM E. RICKS, Americas Chief Executive and Chief Investment Officer at AXA Rosenberg. He has worked in investment management with AXA Rosenberg since 1989 and has managed a portion of the Fund since June 2007. Education: B.S., University of New Orleans; Ph.D., University of California, Berkeley.



(C)2007 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                        PS24 062007

                                                       [SHIP LOGO VANGUARD/(R)/]




VANGUARD/(R)/ EXPLORER(TM) FUND


SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 28, 2007

NEW MANAGER JOINS INVESTMENT ADVISORY TEAM
The board of trustees of Vanguard Explorer Fund has added AXA Rosenberg Investment Management LLC (AXA Rosenberg) to the Fund's investment advisory team. Effective immediately, AXA Rosenberg will manage a modest portion of the Fund's assets.

AXA Rosenberg and the Fund's other investment advisors each independently select and maintain a portfolio of common stocks for the Fund. The Fund's board of trustees designates the proportion of Fund assets to be managed by each advisor and may change these proportions at any time.


STATEMENT OF ADDITIONAL INFORMATION TEXT CHANGES

Under the heading "Investment Advisory Services," the following text replaces similar text on page B-29 and adds one bullet point at the top of the list:

The Explorer Fund currently uses seven investment advisors:

- AXA ROSENBERG INVESTMENT MANAGEMENT LLC, founded in 1985, provides investment advisory services to a portion of the assets in the Fund.


On page B-30, the following text is added before the heading "Chartwell Investment Partners, L.P.":

A. AXA ROSENBERG INVESTMENT MANAGEMENT LLC

 AXA Rosenberg Investment Management LLC (AXA Rosenberg) is an independently operated, 75%-owned subsidiary of AXA Group; the remaining 25% is owned by the firm's founding partners.

1. OTHER ACCOUNTS MANAGED

William E. Ricks, Ph.D., manages a portion of the Explorer Fund. As of April 30, 2007, the Fund held assets of $12.4 billion. As of April 30, 2007, Dr. Ricks also managed 15 other registered investment companies with total assets of over $5.5 billion, (including eight with total assets of $1.8 billion for which the advisory fee was based on account performance); 13 other pooled investment vehicles with total assets of over $2.8 billion (including one with assets of $17.5 million for which the advisory fee was based on account performance); and 138 other accounts with total assets of $23.6 billion (including 33 with total assets of $9.3 billion for which the advisory fee was based on account performance).


2. MATERIAL CONFLICTS OF INTEREST

AXA Rosenberg recognizes that conflicts of interest are inherent in its business and accordingly has developed policies, procedures, and disclosures that it believes are reasonably designed to detect, manage, and mitigate the effects of potential conflicts of interest in the areas of employee personal trading; managing multiple accounts for multiple clients, including funds; and allocating investment opportunities. Employees are subject to these policies, and oversight is designed to ensure that all clients are treated fairly.

     Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities for more than one fund or account (including Vanguard Explorer Fund), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts, and incentive to allocate opportunities to an account where there is a greater financial incentive, such as a performance fee account. AXA Rosenberg believes it has adopted policies and procedures that are reasonably designed to address these types of conflicts and to ensure that the company operates in a manner that is fair and equitable among its clients, including the Fund.


     Dr. Ricks's management of other accounts may give rise to potential conflicts of interest in connection with his management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts might have investment objectives similar to the Fund's, or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Fund. AXA Rosenberg believes that its quantitative investment process and pro rata allocation of investment opportunities diminish the possibility of any conflict of interest resulting in unfair or inequitable allocation of investment opportunities among accounts. AXA Rosenberg also believes that it has adopted policies and procedures designed to manage those conflicts in an appropriate way.

3. DESCRIPTION OF COMPENSATION

Compensation is paid by AXA Rosenberg Investment Management LLC. The components include base salary and bonus, both of which are discretionary, and not derived formulaically from performance of any individual accounts, including mutual funds like the Explorer Fund.


4. OWNERSHIP OF SECURITIES

As of April 30, 2007, Dr. Ricks owned no shares of the Explorer Fund.

On page B-37, the following text is added to the first paragraph under the heading "Duration and Termination of Investment Advisory Agreements":

The Trust's current agreement with AXA Rosenberg is binding for a two-year period. At the end of that time, the agreement will become renewable for successive one-year periods, subject to the above conditions.























(C)2007 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                           062007